Nuveen Churchill Direct Lending Corp. Quarter Ended December 31, 2021 15 March 2022

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Additionally, our actual results and financial condition may differ materially as a result of the continued impact of the novel coronavirus (“COVID-19”) pandemic, including without limitation: the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including on our ability to source and close new investment opportunities) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments. All capitalized terms in the presentation have the same definitions as the Company’s 10-K for the year ended December 31, 2021.

3Nuveen Churchill Direct Lending Corp. • Strong momentum entering 2021 rebuilding pipeline • Limited exposure to cyclical industries such as retail, energy and leisure • No principal and/or interest defaults since inception and none of the Company’s investments are on non-accrual Overview • Closed and/or committed $1.7 billion during the first quarter across 76 distinct transactions, over $1.2 billion in direct investments • Highly selective with a historical low selectivity rate of 6% • Sourced second most senior loan opportunities by transaction volume • Highly diversified across 22 industries with an average investment size of less than 1% of total committed capital (shareholder capital plus committed financing) • Limited exposure to cyclical industries such as retail, restaurants, energy, travel and leisure • No investments on non-accrual and no principal or interest defaults since inception • Closed on over $5.5 billion in new committed capital across the platform, including over $2.2 billion from over a dozen new third party institutional investors • Committed equity capital to nearly $500 million, giving ample liquidity to invest in attractive investment opportunities • The Company has closed over $215 million in new shareholder commitments in 2021, bringing total shareholder commitments to $568 million • The Company currently has ample liquidity - $283 million1 (from uncalled shareholder capital and committed financing) to pursue attractive investment opportunities Market Outlook Churchill Platform NCDLC Portfolio Update Capital Raising & Liquidity • Robust activity in private credit across the board in 2021: record deployment and fundraising; 2021 total sponsored middle market direct lending issuance was over $130 billion (up by 84% from 2020) • Pipelines were slower heading into 2022 due to level of closed transactions in 2021, along with delayed new deal launches. Activity has picked up • Lenders with substantial dry powder, large hold sizes, underwriting capabilities and the benefit of incumbency in a transaction have a clear competitive advantage • Churchill’s platform achieved another record-breaking year: ◦ Invested $11 billion across 400+ transactions and over $5 billion for Q4 2021 ◦ Raised $13 billion of new committed capital from a diversified group of global investors ◦ Served as a lead/co-lead agent on ~75% of direct lending investments • Churchill is well-positioned heading into 2022 to take advantage of attractive investment opportunities while remaining highly selective

4Q21 Highlights

Investment Activity	**Robust level of investment activity** • Closed $214M, second most active quarter since inception • Portfolio is highly diversified by company, sponsor, and industry	**$214M** Investment Volume[2]
Performance	**Upward trend in total dividend distributions since inception** • Declared dividend of $7.6M (24% increase from 3Q21) • $0.40 dividend per share (8.1%[3] dividend yield) • NAV per share (as of 12/31/21): $19.39	**32** Investments

Liquidity	**Well-positioned with ample liquidity to support portfolio growth**
	• Closed approximately $48M of new shareholder commitments during the quarter; closed ~$124M post quarter-end
	• Extended fundraising period to June 30, 2022
	• Liquidity: $283M[1]
	  ◦ Uncalled shareholder commitments: $197M
	  ◦ Financing Facilities' availability: $86M[4]
		$6.7M
		Avg. Investment Size
		
		6.3%
		Average Investment Yield[5]

nuveen

Nuveen Churchill Direct Lending Corp. 4

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read / C ou p on (% ) Investment Activity (QoQ) $83M $145M $223M $214M 4.8% 5.1% 5.8% 5.3% 11.2% 10.8% 10.3% 11.0% Volume ($ Millions) Spread (%) Coupon (%) 03/31/21 06/30/21 09/30/21 12/31/21 $0M $100M $200M $300M $400M $500M $600M —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% • Closed 17 new portfolio investments and 15 add-ons totaling $214M2 • 5.3%6 average spread of new floating rate investments • 11.0%7 average coupon of new fixed rate investments 4Q21 Investment activity 34 Investments 32 Investments 24 Investments 22 Investments

6Nuveen Churchill Direct Lending Corp. First Lien Term Loan (including DDTLs) Subordinated Debt Equity Portfolio overview Average Asset Yield9 6.7% Average Position Size10 Key Portfolio Statistics <1% 21.7% 10.2% 8.4% 7.8% 5.7% 5.4% 4.4% 4.3% 4.2% 3.9% 24.0% 88.3% 10.6% 1.1% 1288% First Lien Portfolio composition by investment type11 Portfolio Diversification by Moody’s Industry Investment Portfolio at Fair Value8 $773M Portfolio Companies 96 Services: Business High Tech Industries Healthcare & Pharmaceuticals Beverage, Food & Tobacco Telecommunications Consumer Goods: Non-durable Automotive Containers, Packaging & Glass Aerospace & Defense Chemicals, Plastics, & Rubber Others (12)

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (65% called) $568M committed $370M called $197M uncalled Debt (75% drawn) $550M committed13 $410M drawn $86M available4 Overall (70% drawn) $283M liquidity1 + $1,118M committed $780M drawn = • $283M1 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 191% (debt-to-equity ratio of 1.10x) + = + =

8Nuveen Churchill Direct Lending Corp. Financing Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity SMBC Financing Facility $225.0 $144.4 L + 2.15% (no LIBOR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $231.6 L + 2.50% (no LIBOR floor) October 28, 2025 SMBC Subscription Facility $50.0 $34.0 L + 1.75% (no LIBOR floor) September 9, 2022 Total $550.0 $410.0 • The Company has one Subscription Facility and two Financing Facilities in place ◦ SMBC Financing Facility increased from $150 million to $225 million, and pricing reduced from L+2.50% to L+2.15% ◦ Investment activity drove increased utilization in Q4 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $197 $259 $321 $370 3.8% 3.2% 2.7% 2.9% Average Daily Borrowing ($Ms) Average Interest Rate 03/31/21 06/30/21 09/30/21 12/31/21 —% 1.0% 2.0% 3.0% 4.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 14

9Nuveen Churchill Direct Lending Corp. Net Asset Value • QoQ increase in NAV per share as a result of continued portfolio growth and a modest increase in valuations $19.27 $0.46 $0.06 -$0.40 $0.00 $19.39 NAV (9/30/21) Net investment income Net realized and unrealized gain (loss) Shareholder distributions from income Other NAV (12/31/21)15 15 16 17

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 — — — — — — — — 4 727,316 94.0 613,722 93.6 465,474 92.7 386,995 95.1 5 36,719 4.8 24,101 3.7 19,246 3.8 2,431 0.6 6 8,978 1.2 17,982 2.7 17,396 3.5 17,338 4.3 7 — — — — — — — — 8 — — — — — — — — 9 — — — — — — — — 10 — — — — — — — — Total 773,013 100.0 655,805 100.0 502,116 100.0 406,764 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • No investments on non-accrual

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date D iv id en d p er S h ar e ($ ) D ivid en d D istribu tion s ($ T h ou san d s) $2,760 $3,746 $6,173 $7,640 $0.30 $0.31 $0.38 $0.40 9.20 12.08 16.25 19.29 Distributions ($ Thousands) Dividend per Share ($) Shares Outstanding (Millions) 03/29/21 06/29/21 09/29/21 12/29/21 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $— $2,000 $4,000 $6,000 $8,000 $10,000 • Total dividend distributions and dividend per share have increased as the portfolio has grown • The Company distributed $7.6 million or $0.40 per share (8.1%3 dividend yield) for the quarter ended on December 31, 2021

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share December 29, 2021 December 29, 2021 January 18, 2022 $0.40 September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share December 9, 2021 1,491,676 $29,207,475 $19.58 November 1, 2021 1,546,427 $30,000,000 $19.40 August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of December 31, 2021, the Company had 19,293,813 shares outstanding On January 6, 2022, we delivered a drawdown notice to our shareholders relating to the issuance of 1,541,568 shares of our common stock, par value $0.01 per share, for an aggregate offering price of $30M. The shares were issued on January 21, 2022. 18 18

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of December 31, 2021, unless otherwise noted. Numbers may not sum due to rounding. 1. Represents the sum of uncalled shareholder commitments of $197M and Financing Facilities availability of $86M. 2. Reflects the par amount of total new investment activity for the three months ended December 31, 2021. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 3. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of December 31, 2021. 4. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 5. The weighted average yield (at cost) was computed using the effective interest rates as of each respective date, including accretion of original issue discount. 6. Average Spread is calculated based off of par amount. 7. Average Coupon is calculated based off of par amount. Average coupon includes 100% cash coupon. 8. Represents total investment portfolio at Fair Value. Total par value of investment commitments is $869M which includes approximately $94M of unfunded delayed draw term loan commitments. 9. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount. 10. Average Position Size (at fair value) is calculated as a percentage of Committed Capital. Committed Capital includes Equity Commitment of $568M as of December 31, 2021 and $550M from Financing Facilities. 11. Investment Type reflects classification at issuance. 12. 46% of first lien term loans are unitranche positions. 13. Represents current Financing Facilities amount. 14. Average Interest Rate includes borrowing interest expense and unused fees.

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of December 31, 2021, unless otherwise noted. Numbers may not sum due to rounding. 15. The per share data was derived by using the weighted average shares outstanding during the period. 16. The per share data for distributions reflects the actual amount of distributions declared during the period. 17. Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date. 18. Shares held by an affiliate of the Company, TIAA.